TRANSFER AGENCY AND SERVICE AGREEMENT

SCHEDULE A

List of Wells Fargo Advantage Funds

Wells Fargo Funds Trust

100% Treasury Money Market Fund

Adjustable Rate Government Fund

Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund

California Municipal Money Market Trust(1)

Capital Growth Fund

Cash Investment Money Market Fund

Classic Value Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Allocation Fund

Core Equity Fund

Disciplined Global Equity Fund

Disciplined U.S. Core Fund

Disciplined Value Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Diversified Small Cap Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target Today Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Endeavor Select Fund

Enterprise Fund

Equity Value Fund

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Growth Opportunities Fund

Health Care Fund

Heritage Money Market Fund

High Income Fund

High Yield Bond Fund

Income Plus Fund

Index Asset Allocation Fund

Index Fund

Inflation-Protected Bond Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Managed Account CoreBuilder Shares Series G

Managed Account CoreBuilder Shares Series M

Mid Cap Growth Fund

Minnesota Money Market Fund

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Money Market Trust(2)

Municipal Bond Fund

Municipal Cash Management Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

National Tax-Free Money Market Trust(3)

New Jersey Municipal Money Market Fund

New York Municipal Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Municipal Money Market Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Prime Investment Money Market Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Small/Mid Cap Core Fund

Small/Mid Cap Value Fund

Social Sustainability Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Large Cap Growth Fund

Strategic Municipal Bond Fund

Total Return Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility & Telecommunications Fund

WealthBuilder Conservative Allocation Portfolio

WealthBuilder Equity Portfolio

WealthBuilder Growth Allocation Portfolio

WealthBuilder Growth Balanced Portfolio

WealthBuilder Moderate Balanced Portfolio

WealthBuilder Tactical Equity Portfolio

Wisconsin Tax-Free Fund

Wells Fargo Variable Trust

VT Core Equity Fund

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Schedule A amended:  August 25, 2010

1. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the California Tax-Free Money Market Trust into the California Municipal Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

2. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Money Market Trust into the Cash Investment Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

3. On August 25, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the National Tax-Free Money Market Trust into the National Tax-Free Money Market Fund Institutional Class.  Pending shareholder approval, the merger will occur on November 5, 2010.

            The foregoing schedule is agreed to as of August 25, 2010 and shall remain in effect until changed in writing by the parties.

                                                                          Each of the Trusts on Schedule A

                                                                          BY: __________________________________

                                                                                  Kasey Phillips

                                                                                  Treasurer

ATTEST:

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BOSTON FINANCIAL DATA SERVICES, INC.

BY: _______________________________

ATTEST:

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